Q3 2024 EARNINGS PRESENTATION1 Q3 2024 Earnings November 4, 2024

Q3 2024 EARNINGS PRESENTATION2 Q3 024 EAR INGS PR SEN ATION Forward Looking Statements & Non-GAAP Measures FORWARD-LOOKING STATEMENTS Certain statements in this presentation by Freshpet, Inc. (the “Company”) constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on our current expectations and assumptions. These forward- looking statements, which include any statements related to the timing and adequacy of new production capacity, our long-term strategy, focus, 2027 goals, our pace in achieving these goals, growth prospects, FY 2024 guidance and associated considerations. Words such as "anticipate", "believe", "could", "estimate", "expect", "guidance", "intend", "may", "might", "outlook", "plan", "predict", "seek", "will", "would" and variations of such word and similar future or conditional expressions are intended to identify forward looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in the forward- looking statements including difficulties in construction, third party data presented accompanying such statements, and most prominently, the risks discussed under the heading “Risk Factors” in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. NON-GAAP MEASURES Freshpet uses certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA as a % of net sales (adjusted EBITDA Margin), adjusted Gross Profit, adjusted Gross Profit as a % of net sales (adjusted Gross Margin), adjusted SG&A and adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies. Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment, COVID-19 expenses and organization changes designed to support long-term growth objectives. Freshpet defines adjusted Gross Profit as gross profit before depreciation expense, COVID-19 expense and non-cash share- based compensation, and adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, COVID-19 expense and organization changes designed to support long term growth objectives. Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company’s operations and, when considered with both the Company’s GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company’s business than could be obtained absent this disclosure. adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company’s calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company’s overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. Certain of these measures represent the Company's guidance for fiscal year 2024. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.

Q3 2024 EARNINGS PRESENTATION3 Freshpet strengthens the bond between people and our pets so that we both live longer, healthier and happier lives while being kind to the planet.

Q3 2024 EARNINGS PRESENTATION4 MAINSTREAM Expand the Freshpet consumer base MAIN MEAL Increase the percentage of consumers who are HIPPOHs* MORE PROFITABLE Create a sustainable business by improving our margin and increasing our capital efficiency *High profit pet owning households

Q3 2024 EARNINGS PRESENTATION5 Highlights

Q3 2024 EARNINGS PRESENTATION6 “We delivered our 25th consecutive quarter of >25% year-on-year net sales growth and matched that with a very strong operating performance.”

Q3 2024 EARNINGS PRESENTATION7 Source: Internal Data FINANCIAL RETAIL Q3 2024 YoY Change YoY Change Net Sales $253.4M +26% Household Penetration +17% Adjusted Gross Margin* 46.5% +630 bps Buy Rate +6% Adjusted EBITDA $43.5M +$20.2M Cubic Feet +9% Adjusted EBITDA Margin* 17.2% +560 bps Store Count +6% Logistics Costs* 5.6% -120 bps Total Distribution Points +22% Input Costs* 29.6% -450 bps Quality Costs* 2.1% -220 bps Operating Cash Flow $56.1M +$16.9M *As a percent of net sales Q3 2024: Robust growth and profitability improvement across each key metric

Q3 2024 EARNINGS PRESENTATION8 Strong performance driven by key fundamentals: • 25th consecutive quarter of >25% year-on-year net sales growth • Volume-based growth of 26% • Household penetration growth of 17% and HIPPOH growth of 24% • Media spend driving household penetration at favorable costs • 790 basis point improvement across quality, input, and logistics costs in Q3 2024 • Adjusted gross margin, input, quality and logistics costs all exceeded long-term targets in Q3 2024 • Focused training of production workforce instrumental in creating sustainable operating leverage • Expanding capacity on-budget and on-time while improving margins • Strong fill rates (99% in Q3 2024) demonstrate effectiveness of disciplined growth strategy Strength of the Freshpet growth model Improved operational effectiveness Operating discipline to balance capacity and demand at a high growth rate Source: Internal data; Numerator Panel data for the 52-week periods ending 9/29/24

Q3 2024 EARNINGS PRESENTATION9 Long-term tailwinds supporting our growth: • Growing importance of pets in our lives • Long-term trend we have seen for over a decade • Consumers recognize quality for the price, not just price • Find value in a differentiated product • Heaviest users growing faster than total households Humanization of Pets Value

Q3 2024 EARNINGS PRESENTATION10 Vast runway for growth in a growing category MAINSTREAM 1. NIQ Total US Pet Food $ - OmniChannel by Category 52 Weeks Ended 9/28/24 2. NIQ Pet Retail Plus 52 Weeks Ended 9/28/24, Gently Cooked Fresh/Frozen Branded Dog Food $54B U.S. pet food category1 $37B Dog food category1 3.2% Freshpet market share of dog food1 Freshpet market share of fresh/frozen in measured channels2 96%

Q3 2024 EARNINGS PRESENTATION11 7.2 8.0 9.7 11.0 12.9 2020 2021 2022 2023 2024 +14% +17% +21% +11% Continued growth in consumer franchise; added 1.9m+ households YoYMAINSTREAM Source: Numerator Panel data for the 52-week periods ending 10/4/20, 10/3/21, 10/2/22, 10/1/23, and 9/29/24 Freshpet Household Penetration Growth (in millions) (52 weeks)

Q3 2024 EARNINGS PRESENTATION12 2.1 2.5 3.2 4.0 5.0 $195.29 $207.64 $221.10 $238.08 $239.00 175 195 215 235 255 275 295 0.0 1.0 2.0 3.0 4.0 5.0 6.0 2020 2021 2022 2023 2024 Freshpet sales are increasingly concentrated in our heaviest users (HIPPOHs*) and account for 90% of Q3 2024 net sales Source: Numerator data for 52-week periods ending 10/4/20, 10/3/21, 10/2/22, 10/1/23, and 9/29/24 *High profit pet owning households MAIN MEAL % of total Freshpet households that are SH/H 29% 31% 33% 37% 39% Freshpet Users who are Super Heavy/Heavy Buyers (in millions) Super Heavy/Heavy HHP Super Heavy/Heavy Buy Rate 90% of Freshpet sales

Q3 2024 EARNINGS PRESENTATION13 $66.70 $75.92 $84.80 $98.07 $103.64 2020 2021 2022 2023 2024 MAIN MEAL Converting toppers into main meal users will continue to increase buy rate Source: Numerator Panel data for the 52-week periods ending 10/4/20, 10/3/21, 10/2/22, 10/1/23, and 9/29/24 Freshpet Buy Rate (52 weeks) +6% +16% +12% +14%

Q3 2024 EARNINGS PRESENTATION14 Expanding depth and breadth: 22% of all stores have multiple fridges Source: Internal data for the period ending 9/27/24; *U.S. Fridges Freshpet Store Count Number of Fridges per Store* Second/Third Fridges 22% One Fridge 78% YTD +1,061 10,826 13,387 15,015 16,609 18,004 19,499 21,570 22,716 23,631 25,281 26,777 27,838 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q 2024

Q3 2024 EARNINGS PRESENTATION15 MORE PROFITABLE Enhancing margins through improved operating performance and leveraging scale and efficiency Source: Internal Data 1. Excluding a $3.9 million true-up of non-cash share-based compensation based on multi-year share-based awards granted in fiscal year 2020, net income for Q3 2024 would have been $15.8 million. Q3 2024 Adj. Gross Margin % of net sales Q3 2024 Adj. EBITDA ($m) % of net sales 40.2% 46.5% Q3 2023 Q3 2024 $23.2 $43.5 Q3 2023 Q3 2024 11.6% 17.2% Gross Margin (GAAP) 40.4%33.0% Net Income (loss) ($7.2m) $11.9m1

Q3 2024 EARNINGS PRESENTATION16 -120 bps Q3 2024 -220 bps Q3 2024 -450 bps Q3 2024 Improved costs by 790 bps in Q3 2024 across key focus areasMORE PROFITABLE All comparisons to prior year period

Q3 2024 EARNINGS PRESENTATION17 Capacity Update Source: Internal Data Facility # Lines Today # Lines Projected Bethlehem Kitchen 6 7 Kitchen South 3 5+ Ennis Kitchen 4 10+ Total 13 22+ Q3 2024 EARNINGS PRESENTATION Fourth line in Ennis began production at the end of Q3 2024; Fifth line install underway (rolls) with commissioning in Q4 2024 – provides necessary roll capacity well into 2026 Kitchen South bag line install underway, startup expected in 1Q 2025 New production technology for bag product commencing in Bethlehem – to be commissioned in 2H 2025

Q3 2024 EARNINGS PRESENTATION18 Capital Efficiency Framework MORE OUT OF EXISTING LINES MORE OUT OF EXISTING SITES DEVELOP & IMPLEMENT NEW TECHNOLOGIES

Long-Term Strategy: Path to 2027


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Build Organization Capability to Increase Effectiveness & Leverage Scale
Drive Efficiencies
freshpet 2027
THE FUTURE IS FRESH
UNLEASHING GROWTH. SCALING PROFITS.


$1.8 billion
Net Sales (target)
~18%
Adjusted EBITDA Margin (target)
20 million
Freshpet Households by 2027 (target)

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Q3 2024 EARNINGS PRESENTATION freshpet

Q3 2024 EARNINGS PRESENTATION20 Q3 2024 Results

Q3 2024 EARNINGS PRESENTATION21 Strong Q3 results demonstrate all volume-driven growth $200.6 $253.4 Q3 2023 Q3 2024 +26% Q3 2024 Net Sales ($m) Q3 2024 Net Sales Bridge Source: Internal Data 28% 0% 28% Volume Price/Mix Net Sales Growth 26% 26%

Q3 2024 EARNINGS PRESENTATION22 Consumption growth remains strong and has accelerated Source: NIQ consumption data, latest 13 weeks thru 10/5/24 and internal sales data Q3 2024 Consumption Growth ($) Consumption Growth Trends (volume in pounds) 23% 24% 22% 9% Total US Pet Retail Plus XAOC Food Pet Specialty 18% 23% 25% 31% 28% 26% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 PLUS >70% GROWTH IN UNMEASURED CHANNELS

Q3 2024 EARNINGS PRESENTATION23 Q3 2024 delivered significant margin improvement Gross Margin (GAAP) 40.4%33.0% Q3 2024 Adj. Gross Margin % of net sales Q3 2024 Adj. EBITDA ($m) % of net sales 40.2% 46.5% Q3 2023 Q3 2024 $23.2 $43.5 Q3 2023 Q3 2024 11.6% 17.2% Net Income (loss) ($7.2m) $11.9m1 Source: Internal Data 1. Excluding a $3.9 million true-up of non-cash share-based compensation based on multi-year share-based awards granted in fiscal year 2020, net income for Q3 2024 would have been $15.8 million.

Q3 2024 EARNINGS PRESENTATION24 34.1% 6.8% 4.3% 29.6% 5.6% 2.1% 33.5% 7.5% 2.9% Input Costs Logistics Quality 790 basis point improvement in Q3 2024; demonstrated our ability to deliver FY 2027 margin targets again Key Margin Improvement Targets & Progress Q3 2023 Q3 2024 2027 Target Source: Internal Data

Q3 2024 EARNINGS PRESENTATION25 Significant Adj. Gross Margin improvement YOY; ahead of our long-term target and now focused on consistent performance 40.2% 46.5% 45.0% Q3 2023 Q3 2024 2027 Target Adj. Gross Margin Progress vs. 2027 Targets Source: Internal Data

Q3 2024 EARNINGS PRESENTATION26 SG&A improvements tracking to long-term target; logistics is well ahead of plan and G&A will follow as we add scale Source: Internal Data Adj. SG&A Progress vs. Targets Q3 2023 Q3 2024 2027 Target SG&A (GAAP)35.7%36.6% 12.3% 9.5% 6.8% 28.6% 12.9% 10.8% 5.6% 29.3% 8.8% 9.0% 7.5% 25.3% Adj. SG&A Excluding Media & Logistics Media % Logistics % Total Adj. SG&A %

Q3 2024 EARNINGS PRESENTATION27 FY 2024 Guidance

Updated FY 2024 Guidance

	Previous	Updated
Net Sales	>$965M	~$975M
Net Sales Growth YoY	>26%	~27%
Adjusted EBITDA	>$140M	>$155M
Capital Expenditures	~$200M	~$180M

Additional considerations:

- **Net Sales:** Raising guidance with improvements on production capacity; lower first half media investment will drive lower second half growth rate
- **Volume Cadence:** Expect volume to be sequentially lower throughout the year to manage growth and cash with capacity
- **Adjusted Gross Margin:** Expect improvement of +600 basis points year-over-year vs. +500 basis points previously
- **Advertising Investment:** Expect media to grow in-line with sales for the year with ~50% growth vs YA in second half



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Q3 2024 EARNINGS PRESENTATION freshpet

Q3 2024 EARNINGS PRESENTATION29 Capital Spending, Cash Flow & Liquidity

Q3 2024 EARNINGS PRESENTATION30 Significant improvement in operating cash flow Capital Spending: • Key projects remain on-track and on-budget; estimated 2024 spending of ~$180 million • Once Ennis Phase II is completed this fall, we will have built adequate infrastructure/buildings to accommodate our next 5+ lines Cash flow: • Generated $103.9 million of operating cash flow YTD 2024, a YoY improvement of $64.9 million driven by: • Adj. EBITDA growth • Working capital position • Interest income is offsetting interest expense Liquidity: • $274.6 million of cash-on-hand as of 9/30/24 • Generating meaningful Adj. EBITDA which could be leveraged to provide increased liquidity in 2025, if necessary Operating Cash Flow ($m) $39.0 $103.9 YTD 2023 YTD 2024 Source: Internal Data

Q3 2024 EARNINGS PRESENTATION31 Appendix

Q3 2024 EARNINGS PRESENTATION32 Freshpet, Inc. and Subsidiaries Reconciliation between Gross Profit and Adjusted Gross Profit For the Three Months Ended September 30, For the Nine Months Ended September 30, 2024 2023 2024 2023 (Dollars in thousands) Gross profit $ 102,247 $ 66,293 $ 284,357 $ 176,297 Depreciation expense 13,197 11,767 35,698 33,106 Non-cash share-based compensation 1,610 2,579 6,451 8,696 Loss on disposal of manufacturing equipment 639 — 692 — Adjusted Gross Profit $ 117,693 $ 80,639 $ 327,198 $ 218,099 Adjusted Gross Profit as a % of Net Sales 46.5% 40.2% 45.9% 39.5%

Q3 2024 EARNINGS PRESENTATION33 Freshpet, Inc. and Subsidiaries Reconciliation between SG&A Expenses and Adjusted SG&A Expenses 1. Includes true-ups to share-based compensation expense compared to prior periods. We have certain outstanding share-based awards with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA and/or Net Sales targets as a condition of vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets. When the probability of achieving such performance conditions changes, the compensation cost previously recorded is adjusted as needed. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed. 2. Represents costs associated with the implementation of an ERP system. 3. Represents fees associated with the Capped Call Transactions. 4. Represents advisory fees related to shareholder activism defense engagement. 5. Represents a true-up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long- term growth objectives. Source: Internal Data For the Three Months Ended September 30, For the Nine Months Ended September 30, 2024 2023 2024 2023 (Dollars in thousands) SG&A expenses $ 90,338 $ 73,371 $ 265,734 $ 221,638 Depreciation and amortization expense 5,512 4,452 15,967 12,043 Non-cash share-based compensation (a) 10,498 5,511 31,411 16,256 Loss on disposal of equipment 129 226 362 688 Enterprise Resource Planning (b) — 212 — 1,550 Capped Call Transactions fees (c) — — — 113 Shareholder activism defense engagement (d) — 5,548 — 8,177 Organization changes (e) — — — (67) Adjusted SG&A Expenses $ 74,199 $ 57,422 $ 217,994 $ 182,878 Adjusted SG&A Expenses as a % of Net Sales 29.3% 28.6% 30.6% 33.2%

Freshpet, Inc. and Subsidiaries Reconciliation between Net Income (loss) and Adjusted EBITDA

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2024	2023	2024	2023
	(Dollars in thousands)			
Net income (loss)	$ 11,895	$ (7,166)	$ 28,803	$ (48,904)
Depreciation and amortization	18,709	16,219	51,665	45,149
Interest income, net of interest expense	(40)	18	(424)	1,463
Income tax expense	54	70	162	210
EBITDA	30,618	9,141	80,206	(2,082)
Loss on equity method investment	—	—	—	1,890
Gain on equity investment	—	—	(9,918)	—
Loss on disposal of property, plant and equipment	768	226	1,054	688
Non-cash share-based compensation (a)	12,108	8,090	37,862	24,952
Enterprise Resource Planning (b)	—	212	—	1,550
Capped Call Transactions fees (c)	—	—	—	113
Shareholder activism defense engagement (d)	—	5,548	—	8,177
Organization changes (e)	—	—	—	(67)
Adjusted EBITDA	$ 43,494	$ 23,217	$ 109,204	$ 35,221
Adjusted EBITDA as a % of Net Sales	17.2 %	11.6 %	15.3 %	6.4%

1. Includes true-ups to share-based compensation expense compared to prior periods. We have certain outstanding share-based awards with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA and/or Net Sales targets as a condition of vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets. When the probability of achieving such performance conditions changes, the compensation cost previously recorded is adjusted as needed. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed.
2. Represents costs associated with the implementation of an ERP system.
3. Represents fees associated with the Capped Call Transactions.
4. Represents advisory fees related to shareholder activism defense engagement.
5. Represents a true-up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

Source: Internal Data

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Q3 2024 EARNINGS PRESENTATION freshpet

Convertible Share Dilution Calculations at Maturity

- We have run share dilution calculations to compare outcomes for the 2028 convertible notes
  - Freshpet has structured the convertible with Flexible Settlement, so we have the option to settle the convertible in shares, cash, or a combination at its option
  - We have run convertible dilution calculations once using the most dilutive physical settlement method (i.e. Freshpet delivers all underlying shares upon conversion if the convertible is in-the-money) and again using net share settlement method (i.e. Freshpet delivers the $402.5mm principal amount in cash and any remaining in-the-money amount in shares under Treasury Stock method)

	Physical Settlement (mm shares) [1,2]		Net Share Settlement (mm shares)	
Stock Price at Maturity	Convert	Convert + Capped Call	Convert	Convert + Capped Call
$80.00	5.8	5.0	0.7	0.0
$90.00	5.8	4.5	1.3	0.0
$100.00	5.8	4.0	1.8	0.0
$110.00	5.8	3.7	2.1	0.0
$120.00	5.8	3.4	2.4	0.0
$130.00	5.8	3.5	2.7	0.4
$140.00	5.8	3.7	2.9	0.8
$150.00	5.8	3.8	3.1	1.1
$160.00	5.8	4.0	3.3	1.4

Note: Based on Freshpet's $402.5mm convertible offering, a $54.65 stock price at issue, a 27.5% conversion premium, and an up 120% capped call.
(1) If the convertible is in-the-money, Freshpet can deliver full underlying shares at its option since it has chosen a Flexible Settlement Structure.
(2) At stock prices below the conversion price, the convertible is redeemed for cash without any equity dilution.

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Q3 2024 EARNINGS PRESENTATION freshpet

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